UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6489

Dreyfus Florida Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
23	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Florida Intermediate
Municipal Bond Fund

The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the six-month period from January 1, 2006, through June 30, 2006.

After a long period of remarkable resilience, municipal bonds and other fixed-income securities encountered heightened volatility during the first half of 2006, as investors reacted to each new release of economic data or comment from members of the Federal Reserve Board (the “Fed”). The economic data often painted a contradictory picture, sometimes suggesting that inflationary pressures were increasing and, at other times, seeming to point to milder economic growth. The Fed also sent mixed signals as investors attempted to determine whether the U.S. central bank might pause in its tightening campaign after seventeen consecutive interest-rate hikes since June 2004.

In the judgment of our Chief Economist, Richard Hoey, the U.S. economy may be moving into a more mature, slower-growth phase. However, a number of economic uncertainties remain. Indicators to watch in the months ahead include the outlook for inflation, the extent of softness in the housing market, the impact of slower economic growth on consumer spending, additional changes in interest rates from the Fed, and the strength of the U.S. dollar relative to other major currencies. As always, we encourage you to discuss these and other investment-related issues with your financial advisor, who can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended June 30, 2006, the fund achieved a total return of –0.16% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.04% for the same period.2

Rising short-term interest rates and intensifying inflation concerns began to erode municipal bond prices during the second half of the reporting period. The fund produced a lower return than that of its benchmark, which we attribute primarily to fund fees and expenses, to which the Index is not subject.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, that provide income exempt from federal income tax and which enable the fund’s shares to be exempt from the Florida intangible personal property tax.The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.

While the fund generally intends to invest only in investment-grade securities or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate over the first half of 2006, driving it to 5.25% .While longer-term bond yields remained relatively stable during the first quarter of the year, they began to rise more steeply in the second quarter, eroding bond prices, as mounting inflationary pressures led to concerns that the Fed might raise short-term rates more than previously expected. However, for the reporting period overall, short-term rates climbed somewhat more sharply than long-term yields, causing yield differences to narrow along the municipal bond market’s maturity spectrum.

The fund’s results also were influenced by supply-and-demand factors. The growing U.S. economy benefited most states and municipalities, including Florida, helping to reduce unemployment and boost corporate and sales tax receipts. In fact, Florida’s economy has fared better than most other states due to a diverse economic base and conservative fiscal management. As a result, the supply of newly issued bonds moderated while investor demand remained robust, supporting bond prices.

In this environment, the fund continued to receive strong income contributions from its core holdings of seasoned bonds, which were

4

purchased with significantly higher yields than are available today.The fund also benefited from its relatively short average duration, which sheltered it from the full brunt of weakness at the long end of the intermediate maturity range.

However, these favorable factors were offset to a degree by the fund’s lack of exposure to municipal bonds with ratings at the lower-end of the investment-grade spectrum—such as “triple-B” rated bonds—compared to the benchmark. Such lower-rated tax-exempt securities, including corporate-backed bonds, generally produced more robust returns than higher-quality municipal bonds over the reporting period.

What is the fund’s current strategy?

The economic outlook currently appears to be cloudy. On one hand, cooling housing markets and moderating consumer spending suggest that U.S. economic growth may slow. On the other, soaring energy prices and other inflationary pressures may lead to additional rate hikes from the Fed.Therefore, we expect heightened market volatility over the second half of 2006, and we have maintained the fund’s relatively short duration and emphasis on high-quality securities. However, we may lengthen the fund’s average duration if the economy indeed slows and interest rates peak.

July 17, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year, tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund from January 1, 2006 to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2006

Expenses paid per $1,000 †	$ 3.86
Ending value (after expenses)	$998.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2006

Expenses paid per $1,000 †	$ 3.91
Ending value (after expenses)	$1,020.93

† Expenses are equal to the fund’s annualized expense ratio of .78%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2006 (Unaudited)
Long Term Municipal	Coupon	Maturity	Principal
Investments—99.4%	Rate (%)	Date	Amount ($)	Value ($)

Florida—91.8%
Brevard County Health Facilities
Authority, Revenue (Holmes
Regional Medical Center)
(Insured; MBIA)	5.30	10/1/07	3,000,000	3,039,060
Broward County School Board,
COP (Insured; FSA)	5.50	7/1/11	4,715,000 [a]	5,083,713
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program) (Insured; MBIA)	5.50	10/1/16	4,285,000	4,510,477
Charlotte County,
Utility Revenue (Insured; FGIC)	5.40	10/1/08	1,210,000	1,238,350
Clay County Housing Finance
Authority, Revenue
(Multi-County Program)
(Collateralized: FNMA and GNMA)	4.85	10/1/11	425,000	431,536
Collier County School Board,
COP (Master Lease Program
Agreement) (Insured; FSA)	5.25	2/15/20	3,500,000	3,755,780
Collier County School Board,
COP (Master Lease Program
Agreement) (Insured; FSA)	5.25	2/15/22	2,000,000	2,147,120
Dade County,
Special Obligation Revenue
(Insured; AMBAC)	0.00	10/1/10	6,825,000	5,726,311
Dade County,
Special Obligation Revenue
(Solid Waste System)
(Insured; AMBAC)	6.00	10/1/06	2,565,000	2,578,877
Dade County,
Water and Sewer Systems
Revenue (Insured; FGIC)	6.25	10/1/11	2,115,000	2,336,715
Florida Board of Education,
Capital Outlay
(Public Education)	5.50	6/1/10	5,000,000 [a]	5,328,700
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.25	7/1/18	9,330,000	9,785,117
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.25	7/1/18	2,500,000	2,647,725

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Board of Education,
Lottery Revenue
(Insured; FGIC)	5.25	7/1/19	3,675,000	3,854,266
Florida Department of
Environmental Protection,
Revenue (Insured; FGIC)	5.75	7/1/09	5,100,000	5,367,138
Florida Education System,
University of Florida Housing
Revenue (Insured; FGIC)	5.00	7/1/22	2,055,000	2,127,809
Florida Municipal Power Agency,
Revenue (Stanton II Project)
(Insured; AMBAC)	5.50	10/1/15	3,635,000	3,910,242
Florida Ports Financing
Commission, Revenue
(Transportation Trust Fund—
Intermodal Program)
(Insured; FGIC)	5.50	10/1/16	1,745,000	1,824,363
Florida Turnpike Authority,
Turnpike Revenue (Department
of Transportation)	5.25	7/1/23	1,945,000	2,035,267
Florida Water Pollution Control
Financing Corp., Water PCR	5.25	1/15/21	2,545,000	2,695,079
Halifax Hospital Medical Center,
HR (Insured; MBIA)	5.00	10/1/07	1,750,000 [a]	1,808,852
Hialeah Gardens,
IDR (Waterford Convalescent
Center Project)	7.88	12/1/07	275,000	275,212
Hillsborough County,
GO (Unincorporated Area Parks
and Recreation Program)
(Insured; MBIA)	5.00	7/1/22	1,155,000	1,219,692
Hillsborough County,
Utility Revenue
(Insured; AMBAC)	5.50	8/1/14	3,205,000	3,497,681
Hillsborough County,
Utility Revenue (Insured; MBIA)	0.00	8/1/06	5,000,000	4,983,900

8

Long Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Hillsborough County Industrial
Development Authority, HR
(Tampa General Hospital)	5.25	10/1/15	3,000,000	3,128,280
Hillsborough County School Board,
COP (Insured; MBIA)	5.00	7/1/16	2,625,000	2,712,386
Indian River County,
Limited GO (Insured; MBIA)	5.00	7/1/18	3,890,000 [b]	4,085,278
Jacksonville,
Guaranteed Entitlement Revenue
(Refunding and Improvement)
(Insured; FGIC)	5.38	10/1/16	3,080,000	3,286,945
Jacksonville,
Sales Tax Revenue
(Insured; AMBAC)	5.50	10/1/14	1,500,000	1,600,065
Jacksonville,
Sales Tax Revenue
(Insured; AMBAC)	5.50	10/1/15	1,500,000	1,600,065
Jacksonville,
Sales Tax Revenue (River City
Renaissance Project) (Insured; FGIC)	5.13	10/1/18	2,500,000	2,519,475
Lakeland,
Electric and Water Revenue	5.90	10/1/07	2,385,000	2,446,581
Lee County,
Transportation Facilities
Revenue (Insured; AMBAC)	5.50	10/1/15	2,500,000	2,666,775
Martin County,
Utility System Revenue
(Insured; FGIC)	5.50	10/1/12	1,065,000	1,149,476
Martin County,
Utility System Revenue
(Insured; FGIC)	5.50	10/1/13	1,485,000	1,612,740
Miami,
Limited Ad Valorem Tax
(Homeland Defense/Neighborhood
Capital Improvement Projects)
(Insured; MBIA)	5.50	1/1/16	3,000,000	3,203,520

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Miami-Dade County,
Public Service Tax Revenue
(UMSA Public Improvements)
(Insured; AMBAC)	5.50	4/1/16	2,190,000	2,343,585
Northern Palm Beach County
Improvement District, Water
Control and Improvement (Unit of
Development Number 5B)	5.75	8/1/09	875,000 [a]	901,933
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/15	1,010,000	1,039,522
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare)
(Insured; MBIA)	6.25	10/1/11	1,770,000	1,959,956
Orlando Utilities Commission,
Water and Electric Revenue	5.80	10/1/06	6,030,000	6,060,391
Palm Bay,
Educational Facilities Revenue
(Patriot Charter
School Project)	6.75	7/1/22	3,000,000	3,101,010
Palm Beach County,
Criminal Justice Facilities
Revenue (Insured; FGIC)	5.38	6/1/10	1,825,000	1,921,707
Palm Beach County,
Public Improvement Revenue
(Convention Center Project)
(Insured; FGIC)	5.50	11/1/11	1,785,000 [a]	1,916,394
Palm Beach County School Board,
COP (Insured; FGIC)	6.00	8/1/10	4,000,000 [a]	4,336,160
Palm Beach County School Board,
COP (Insured; FSA)	5.50	8/1/12	4,910,000 [a]	5,288,266
Reedy Creek Improvement District,
Ad Valorem Tax (Insured; AMBAC)	5.00	6/1/22	2,180,000	2,253,597
Saint Lucie County,
Sales Tax Revenue (Refunding
and Improvement)
(Insured; MBIA)	5.25	10/1/22	2,140,000	2,257,871

10

Long Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Seminole County,
Water and Sewer Revenue	5.00	10/1/22	4,530,000	4,687,418
Tampa,
Cigarette Tax Allocation
(H. Lee Moffitt Cancer Research
Project) (Insured; AMBAC)	5.00	3/1/08	2,000,000	2,038,100
Tampa,
Utility Tax and Special
Revenue (Insured; AMBAC)	5.25	10/1/21	1,000,000	1,060,630
Tampa Bay,
Water Utility Systems
Revenue (Insured; FGIC)	5.13	10/1/08	3,205,000 [a]	3,319,835
Volusia County School Board,
Sales Tax Revenue (Insured; FSA)	5.38	10/1/15	4,000,000	4,273,280
U.S. Related—7.6%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,000,000 [a]	1,067,380
Childrens’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	3,000,000 [a]	3,202,140
Puerto Rico Highway and
Transportation Authority,
Highway Revenue (Insured; MBIA)	5.50	7/1/13	2,500,000	2,691,325
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.25	7/1/12	2,440,000	2,525,449
Puerto Rico Public Buildings
Authority, Guaranteed Revenue
(Government Facilities)
(Insured; XLCA)	5.25	7/1/20	2,000,000	2,149,180
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts
Taxes Loan Note	5.63	10/1/10	1,735,000	1,779,676
Total Long-Term Municipal Investments
(cost $170,759,765)				174,395,373

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.6%	Rate (%)	Date	Amount ($)	Value ($)

Florida;
Alachua County Health Facilities
Authority, Health Facilities
Revenue (Shands Teaching
Hospital) (LOC; SunTrust Bank)
(cost $1,000,000) 3.99	7/1/06 1,000,000 [c]	1,000,000

Total Investments (cost $171,759,765)	100.0%	175,395,373

Cash and Receivables (Net)	.0%	8,557

Net Assets	100.0%	175,403,930

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Security payable on demand.Variable interest rate—subject to periodic change.
[d] At June 30, 2006, 28.1% of the fund’s net assets are insured by FGIC.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance
Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	RAC	Revenue Anticipation
Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage
Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue
Anticipation Notes
XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	86.9
AA	Aa		AA	7.3
A	A		A	1.8
BBB	Baa		BBB	1.0
F1	MIG1/P1		SP1/A1	.6
Not Rated [e]	Not Rated [e]		Not Rated [e]	2.4
				100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	171,759,765	175,395,373
Interest receivable		2,823,062
Receivable for investment securities sold		2,079,036
Receivable for shares of Beneficial Interest subscribed		1,078
Prepaid expenses		11,723
		180,310,272

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		100,020
Cash overdraft due to Custodian		131,509
Payable for investment securities purchased		4,157,571
Payable for shares of Beneficial Interest redeemed		446,457
Accrued expenses		70,785
		4,906,342

Net Assets ($)		175,403,930

Composition of Net Assets ($):
Paid-in capital		171,676,221
Accumulated net realized gain (loss) on investments		92,101
Accumulated net unrealized appreciation
(depreciation) on investments		3,635,608

Net Assets ($)		175,403,930

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		13,708,262
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		12.80

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Six Months Ended June 30, 2006 (Unaudited)
Investment Income ($):
Interest Income	4,259,543
Expenses:
Management fee—Note 3(a)	551,222
Shareholder servicing costs—Note 3(b)	91,241
Professional fees	16,765
Trustees’ fees and expenses—Note 3(c)	16,472
Custodian fees	10,566
Registration fees	9,128
Prospectus and shareholders’ reports	9,125
Loan commitment fees—Note 2	1,188
Miscellaneous	10,351
Total Expenses	716,058
Investment Income—Net	3,543,485

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(20,000)
Net unrealized appreciation (depreciation) on investments	(3,923,669)
Net Realized and Unrealized Gain (Loss) on Investments	(3,943,669)
Net (Decrease) in Net Assets Resulting from Operations	(400,184)

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

Operations ($):
Investment income—net	3,543,485	7,648,551
Net realized gain (loss) on investments	(20,000)	1,081,927
Net unrealized appreciation
(depreciation) on investments	(3,923,669)	(5,932,795)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(400,184)	2,797,683

Dividends to Shareholders from ($):
Investment income—net	(3,562,828)	(7,629,208)
Net realized gain on investments	—	(974,461)
Total Dividends	(3,562,828)	(8,603,669)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,799,124	12,847,319
Dividends reinvested	2,383,945	5,823,507
Cost of shares redeemed	(22,612,421)	(37,625,199)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(15,429,352)	(18,954,373)
Total Increase (Decrease) in Net Assets	(19,392,364)	(24,760,359)

Net Assets ($):
Beginning of Period	194,796,294	219,556,653
End of Period	175,403,930	194,796,294
Undistributed investment income—net	—	19,343

Capital Share Transactions (Shares):
Shares sold	369,919	968,997
Shares issued for dividends reinvested	184,319	439,784
Shares redeemed	(1,744,699)	(2,827,932)
Net Increase (Decrease) in Shares Outstanding	(1,190,461)	(1,419,151)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2006		Year Ended December 31,

	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	13.07	13.45	13.63	13.64	13.15	13.21
Investment Operations:
Investment income—net [a]	.25	.50	.49	.49	.53	.58
Net realized and unrealized
gain (loss) on investments	(.27)	(.31)	(.16)	.04	.60	(.01)
Total from Investment Operations	(.02)	.19	.33	.53	1.13	.57
Distributions:
Dividends from investment
income—net	(.25)	(.50)	(.49)	(.49)	(.53)	(.58)
Dividends from net realized
gain on investments	—	(.07)	(.02)	(.05)	(.11)	(.05)
Total Distributions	(.25)	(.57)	(.51)	(.54)	(.64)	(.63)
Net asset value, end of period	12.80	13.07	13.45	13.63	13.64	13.15

Total Return (%)	(.16)[b]	1.38	2.49	4.00	8.75	4.37

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78[c]	.80	.79	.79	.80	.78
Ratio of net investment income
to average net assets	3.86[c]	3.75	3.63	3.64	3.96	4.33
Portfolio Turnover Rate	13.20[b]	25.86	12.63	20.68	33.26	22.97

Net Assets, end of period
($ x 1,000)	175,404	194,796	219,557	241,153	254,810	255,114

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

20

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 were as follows: tax exempt income $7,629,208 and long-term capital gains $974,461.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the”Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the fund’s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2006, the fund was charged of $55,758 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2006, the fund was charged $32,300 pursuant to the transfer agency agreement.

During the period ended June 30, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $87,327, chief compliance officer fees $1,926 and transfer agency per account fees $10,767.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2006, amounted to $24,270,433 and $36,691,164, respectively.

At June 30, 2006, accumulated net unrealized appreciation on investments was $3,635,608, consisting of $3,991,253 gross unrealized appreciation and $355,645 gross unrealized depreciation.

At June 30,2006,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
M A N A G E M E N T A G R E E M E N T	(Unaudited)

At a meeting of the fund’s Board of Directors held on May 24, 2006, the Board unanimously approved the continuation of the fund’s Management Agreement, for a one-year term ending July 31, 2007. The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objectives to the fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the Board discussed the proposed continuance of the Management Agreement with senior management personnel of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representative of the Manager was present, to continue their discussion of the continuance of the Management Agreement. In determining to continue the Management Agreement, the Board members considered all factors which they believed to be relevant.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each

The Fund 23

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F
T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio, and Performance. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and yield and total return perfor-mance.The fund’s yield and total return were compared to those of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

The Board reviewed the results of the Performance Group and Performance Universe comparisons for various periods ended March 31, 2006.The Board noted that the fund’s total return for each period was equal to or better than the median total return of the Performance Group, and was better than the median total return among its

24

Performance Universe except for the most recent one-year period when the fund’s total return was slightly below the median total return of the Performance Universe.The Board further noted that the fund’s yield for the one-year period ranked first among the Performance Group and in the first quintile of the Performance Universe.

The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s actual management fee was higher than the median management fee of the Expense Group and the Expense Universe, but that the fund’s total expense ratio was at the median and in the second quintile of the Expense Universe (the first quintile reflecting the lowest fees and expenses).

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category, as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F
T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund’s overall performance and generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and advisory fee information, costs of the ser- vices provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
26

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

For	More	Information

Dreyfus
Florida Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Intermediate Municipal Bond Fund
By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 24, 2006

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	August 24, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)